EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT
                                                             Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

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                                                                                  Ownership
                                                                                Interest Held
                                                            Jurisdiction of        By Its
                                                            Incorporation or      Immediate
Name                                                          Organization         Parent
---------------------------------------------------------------------------------------------
American Telecasting, Inc.                                      Delaware             100
   American Telecasting Development, Inc.                       Delaware             100
      Fresno MMDS Associates, A General Partnership      California Partnership       35
         FMA Licensee Subsidiary, Inc.                         California            100
   American Telecasting of Anchorage, Inc.                      Delaware             100
   American Telecasting of Bend, Inc.                           Delaware             100
   American Telecasting of Billings, Inc.                       Delaware             100
   American Telecasting of Bismarck, Inc.                       Delaware             100
   American Telecasting of Central Florida, Inc.                Delaware             100
   American Telecasting of Cincinnati, Inc.                     Delaware             100
   American Telecasting of Colorado Springs, Inc.               Delaware             100
   American Telecasting of Columbus, Inc.                       Delaware             100
   American Telecasting of Denver, Inc.                         Delaware             100
   American Telecasting of Fort Collins, Inc.                   Delaware             100
   American Telecasting of Fort Myers, Inc.                     Delaware             100
   American Telecasting of Green Bay, Inc.                      Delaware             100
      American Telecasting of Minnesota, Inc.                   Delaware             100
      American Telecasting of Nebraska, Inc.                    Delaware             100
      American Telecasting of North Dakota, Inc.                Delaware             100
      American Telecasting of South Dakota, Inc.                Delaware             100
   American Telecasting of Hawaii, Inc.                         Delaware             100
   American Telecasting of Jackson, Inc.                        Delaware             100
   American Telecasting of Jacksonville, Inc.                   Delaware             100
   American Telecasting of Lansing, Inc.                        Delaware             100
   American Telecasting of Lincoln, Inc.                        Delaware             100
   American Telecasting of Little Rock, Inc.                    Delaware             100
   American Telecasting of Louisville, Inc.                     Delaware             100
   American Telecasting of Medford, Inc.                        Delaware             100
   American Telecasting of Michiana, Inc.                       Delaware             100
   American Telecasting of Monterey, Inc.                       Delaware             100
   American Telecasting of Oklahoma, Inc.                       Delaware             100
   American Telecasting of Portland, Inc.                       Delaware             100
   American Telecasting of Rapid City, Inc.                     Delaware             100
   American Telecasting of Redding, Inc.                        Delaware             100
   American Telecasting of Rockford, Inc.                       Delaware             100
   American Telecasting of Salem/Eugene, Inc.                   Delaware             100
   American Telecasting of Santa Barbara, Inc.                  Delaware             100
   American Telecasting of Santa Rosa, Inc.                     Delaware             100
   American Telecasting of Sarasota, Inc.                       Delaware             100
   American Telecasting of Seattle, Inc.                        Delaware              90
   American Telecasting of Sheridan, Inc.                       Delaware             100
   American Telecasting of Sioux Valley, Inc.                   Delaware             100
   American Telecasting of Toledo, Inc.                         Delaware             100
   American Telecasting of Youngstown, Inc.                     Delaware             100
   American Telecasting of Yuba City, Inc.                      Delaware             100
   Fresno Wireless Cable Television, Inc.                      Washington            100
      Fresno MMDS Associates, A General Partnership      California Partnership       65
   Superchannels of Las Vegas, Inc.                             Arizona               58
Carolina Telephone and Telegraph Company                     North Carolina          100
   NOCUTS, Inc.                                               Pennsylvania           100
   SC One Company                                                Kansas              100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                       Sprint Corporation

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                                                                        Ownership
                                                                      Interest Held
                                                   Jurisdiction of       By Its
                                                   Incorporation or     Immediate
Name                                                 Organization        Parent
-----------------------------------------------------------------------------------

Centel Corporation                                      Kansas            91.4/(1)/
   Centel Capital Corporation                          Delaware            100
   Centel Directory Company                            Delaware            100
      CenDon L.L.C.                                    Delaware             50
   Centel-Texas, Inc.                                   Texas              100
      Central Telephone Company of Texas                Texas              100
   Central Telephone Company                           Delaware            100
      Central Telephone Company of Illinois            Illinois            100
      Central Telephone Company of Virginia            Virginia            100
      Sprint-Florida, Incorporated                     Florida             100

C FON Corporation                                      Delaware            100

DirectoriesAmerica, Inc.                                Kansas             100
   Sprint Publishing & Advertising, Inc.                Kansas             100

North Supply Company                                     Ohio              100
   Northstar Transportation, Inc.                       Kansas             100
   North Supply Company of Lenexa                      Delaware            100
   Sprint Products Group, Inc.                          Kansas             100

People's Choice TV Corporation                         Delaware            100
   Alda Gold, Inc.                                     Delaware            100
   Alda Tucson, Inc.                                   Delaware            100
   Alda Wireless Holdings, Inc.                        Delaware            100
   Broadcast Cable, Inc.                               Indiana            24.9
   PCTV Development Co.                                Delaware            100
   PCTV Gold, Inc.                                     Delaware            100
   People's Choice TV of Albuquerque, Inc.             Delaware            100
   People's Choice TV of Houston, Inc.                 Delaware            100
   People's Choice TV of Milwaukee, Inc.               Delaware            100
   People's Choice TV of Salt Lake City, Inc.          Delaware            100
   People's Choice TV of St. Louis, Inc.               Delaware            100
   People's Choice TV of Tucson, Inc.                  Delaware            100
   Preferred Entertainment, Inc.                       Delaware            100
   Sat-Tel Services, Inc.                              Arizona             100
   SpeedChoice Equipment, Inc.                         Delaware            100
   SpeedChoice of Detroit, Inc.                        Delaware            100
   SpeedChoice of Phoenix, Inc.                        Delaware            100
   Waverunner, Inc.                                    Delaware            100
   Wireless Cable of Indianapolis, Inc.                Delaware           91.6
      Broadcast Cable, Inc.                            Indiana            75.1

Pin Drop Insurance, Ltd.                               Bermuda             100

SPCS Caribe Inc.                                     Puerto Rico           100

Sprint Asian American, Inc.                             Kansas             100

Sprint Capital Corporation                             Delaware            100

SprintCom, Inc.                                         Kansas             100
   SVC BidCo, L.P.                               Delaware Partnership       80/(2)/

Sprint Credit General, Inc.                             Kansas             100

Sprint Credit Limited, Inc.                             Kansas             100

Sprint eBusiness, Inc.                                  Kansas             100

Sprint Enterprise Network Services, Inc.                Kansas             100
   Sprint Paranet Canada, Inc.                          Canada             100

Sprint eWireless, Inc.                                  Kansas             100

Sprint Healthcare Systems, Inc.                         Kansas             100

--------------------------------------------------------------------------------

/(1)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.
/(2)/ SprintCom, Inc. owns a limited partnership interest.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                       Sprint Corporation

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                                                                             Ownership
                                                                           Interest Held
                                                        Jurisdiction of       By Its
                                                        Incorporation or     Immediate
Name                                                      Organization        Parent
----------------------------------------------------------------------------------------

Sprint International Holding, Inc.                           Kansas             100
   SIHI Mexico, S. de R.L. de C.V.                           Mexico              99
   SIHI Scandinavia AB                                       Sweden             100
   SIHI South Africa (Pty) Ltd.                           South Africa          100
   SLGH Scandinavia AB                                       Sweden             100
   Sprint Cayman Holding, Ltd.                           Cayman Islands         100
   Shanghai Cayman Holding, Ltd.                         Cayman Islands         100
   SprintCom Belgium BVBA                                   Belgium            99.5
   Sprint France SAS                                         France             100
   Sprint Hong Kong Limited                                Hong Kong             50
   Sprint International Australia Pty.
    Limited                                                Australia            100
   Sprint International Communications
    Canada ULC                                               Canada             100
   Sprint International Communications
    Singapore Pte. Ltd.                                    Singapore            100
   Sprint International Communications Italy
    S.r.l.                                                   Italy               99
   Sprint International do Brasil Ltda.                      Brazil              50
   Sprint International Japan Kabushiki
    Kaisha                                                   Japan              100
   SprintLink Belgium BVBA                                  Belgium            99.5
   SprintLink Denmark ApS                                   Denmark             100
   SprintLink France SAS                                     France             100
   SprintLink Germany GmbH                                  Germany             100
   SprintLink International Singapore Pte.
    Ltd.                                                   Singapore            100
   SprintLink Ireland Limited                               Ireland             100
   SprintLink Italy S.r.l.                                   Italy               99
   SprintLink Netherlands B.V.                            Netherlands           100
   SprintLink UK Limited                                 United Kingdom         100
   Sprint Netherlands B.V.                                Netherlands           100
   Sprint UK Holdings Limited                            United Kingdom         100
   Telecom Entity Participacoes Ltda.                        Brazil              50
     JVCO Participacoes Ltda.                                Brazil              50
        Holdco Participacoes Ltda.                           Brazil            99.9
           Intelig Telecomunicacoes Ltda.                    Brazil            99.9

Sprint Mexico, Inc.                                          Kansas             100

Sprint Mid-Atlantic Telecom, Inc.                        North Carolina         100

Sprint Minnesota, Inc.                                     Minnesota            100

Sprint Missouri, Inc.                                       Missouri            100
   SC Eight Company                                          Kansas             100

Sprint Payphone Services, Inc.                              Florida             100

Sprint PCS Canada Holdings, Inc.                             Kansas             100

Sprint TELECENTERS Inc.                                     Florida             100

Sprint/United Management Company                             Kansas             100
   Sprint Services, Inc.                                     Kansas             100

Sprint Ventures, Inc.                                        Kansas             100
   Virgin Mobile USA, LLC                                   Delaware             50

Sprint Wavepath Holdings, Inc.                              Delaware            100
   Sprint (Bay Area), Inc.                                  Florida             100
   Wavepath Holdings, Inc.                                  Delaware           62.5
     Bay Area Cablevision, Inc.                            California           100
     Transworld Wireless T.V.--Spokane, Inc.                Delaware            100
     TTI Acquisition Corporation                            Delaware            100
     Desert Winds Comm, Inc.                               California           100
     WHI--San Diego, Inc.                                  California           100
     Wireless Holdings Purchasing Co.                       Delaware            100

SWV Eight, Inc.                                             Delaware            100
   SWV Three Telephony Partnership                    Delaware Partnership       22
     Cox Communications PCS, L.P.                     Delaware Partnership     40.8
        Cox PCS Assets, L.L.C.                              Delaware            100
        Cox PCS License, L.L.C.                             Delaware            100
        PCS Leasing Company, L.P.                     Delaware Partnership       51

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                       Sprint Corporation

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                                                                                 Ownership
                                                                               Interest Held
                                                            Jurisdiction of       By Its
                                                            Incorporation or     Immediate
Name                                                          Organization        Parent
---------------------------------------------------------------------------------------------

SWV Five, Inc.                                                  Delaware             100
   PhillieCo Partners I, L.P.                             Delaware Partnership      35.3
     PhillieCo Sub, L.P.                                  Delaware Partnership        99
        PhillieCo, L.P.                                   Delaware Partnership        99
        PhillieCo Equipment & Realty
          Company, L.P.                                   Delaware Partnership        99
   PhillieCo Partners II, L.P.                            Delaware Partnership      35.3
     PhillieCo Equipment & Realty Company,
       L.P.                                               Delaware Partnership         1
     PhillieCo, L.P.                                      Delaware Partnership         1
     PhillieCo Sub, L.P.                                  Delaware Partnership         1

SWV Four, Inc.                                                  Delaware             100
   PhillieCo Partners I, L.P.                             Delaware Partnership      17.6
   PhillieCo Partners II, L.P.                            Delaware Partnership      17.6
   SWV Two Telephony Partnership                          Delaware Partnership        99
     MinorCo, L.P.                                        Delaware Partnership        15
        American PCS, L.P.                                Delaware Partnership       /(3)/
           American PCS Communications, LLC                     Delaware              99/(4)/
              APC PCS, LLC                                      Delaware              99/(5)/
              APC Realty and Equipment
               Company, LLC                                     Delaware              99/(5)/
           American Personal Communications
             Holdings, Inc.                                     Delaware             100
              American PCS Communications,
               LLC                                              Delaware             /(6)/
              APC PCS, LLC                                      Delaware             /(6)/
              APC Realty and Equipment
               Company, LLC                                     Delaware             /(6)/
        NewTelco, L.P.                                    Delaware Partnership       /(3)/
        Sprint Spectrum Equipment Company,
          L.P.                                            Delaware Partnership       /(3)/
        Sprint Spectrum L.P.                              Delaware Partnership       /(3)/
           Sprint Spectrum Equipment
             Company, L.P.                                Delaware Partnership        99/(7)/
           Sprint Spectrum Finance
             Corporation                                        Delaware             100
           Sprint Spectrum Realty Company,
             L.P.                                         Delaware Partnership        99/(7)/
           WirelessCo, L.P.                               Delaware Partnership        99/(7)/
        Sprint Spectrum Realty Company, L.P.              Delaware Partnership       /(3)/
        WirelessCo, L.P.                                  Delaware Partnership       /(3)/
   Sprint Spectrum Holding Company, L.P.                  Delaware Partnership        15
     American PCS, L.P.                                   Delaware Partnership        99/(8)/
     Cox Communications PCS, L.P.                         Delaware Partnership      59.2
     NewTelco, L.P.                                       Delaware Partnership        99/(8)/
     PCS Leasing Company, L.P.                            Delaware Partnership        49
     Sprint Spectrum L.P.                                 Delaware Partnership        99/(8)/

SWV One, Inc.                                                   Delaware             100
   SWV One Telephony Partnership                          Delaware Partnership         1
     MinorCo, L.P.                                        Delaware Partnership        15
     Sprint Spectrum Holding Company, L.P.                Delaware Partnership        15

SWV Seven, Inc.                                                 Delaware             100
   SWV Three Telephony Partnership                        Delaware Partnership        78

SWV Six, Inc.                                                   Colorado             100
   MinorCo, L.P.                                          Delaware Partnership        30
   Sprint Spectrum Holding Company, L.P.                  Delaware Partnership        30

SWV Three, Inc.                                                 Delaware             100
   SWV Two Telephony Partnership                          Delaware Partnership         1

SWV Two, Inc.                                                   Delaware             100
   SWV One Telephony Partnership                          Delaware Partnership        99

--------------------------------------------------------------------------------

/(3)/ MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.
/(4)/ American PCS, L.P. holds the general partnership interest of greater than
      99%.
/(5)/ American PCS Communications, LLC holds the general partnership interest of greater than 99%.
/(6)/ American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.
/(7)/ Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.
/(8)/ Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                       Sprint Corporation

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                                                                                       Ownership
                                                                                     Interest Held
                                                                  Jurisdiction of       By Its
                                                                  Incorporation or     Immediate
Name                                                                Organization        Parent
---------------------------------------------------------------------------------------------------

TDI Acquisition Corporation                                           Delaware             100
   WBS California, LLC                                                Delaware             100
      WBSE Licensing Corporation                                      Delaware             100
      WBSS Licensing Corporation                                      Delaware             100
   WBS Idaho, LLC                                                     Delaware             100
      WBSB Licensing Corporation                                      Delaware             100
   WBS Montana, LLC                                                   Delaware             100
      WBSH Licensing Corporation                                      Delaware             100
   WBS Oregon, LLC                                                    Delaware             100
      WBSCB Licensing Corporation                                     Delaware             100
      WBSK Licensing Corporation                                      Delaware             100
      WBSR Licensing Corporation                                      Delaware             100
   WBS Washington, LLC                                                Delaware             100
      Kennewick Licensing, LLC                                        Delaware             100
      WBSY Licensing Corporation                                      Delaware             100
   Wireless Broadband Services of America, LLC                        Delaware             100
   Wireless Broadcasting Systems of America, Inc.                     Delaware             100
      Wireless Broadcasting Systems of Boise, Inc.                    Delaware             100
      Wireless Broadcasting Systems of Coos Bay, Inc.                 Delaware             100
      Wireless Broadcasting Systems of Eureka, Inc.                   Delaware             100
      Wireless Broadcasting Systems of Ft. Pierce, Inc.               Delaware             100
         WBSFP Licensing Corporation                                  Delaware             100
      Wireless Broadcasting Systems of Helena, Inc.                   Delaware             100
      Wireless Broadcasting Systems of Klamath, Inc.                  Delaware             100
      Wireless Broadcasting Systems of Melbourne, Inc.                Delaware             100
         WBSM Licensing Corporation                                   Delaware             100
      Wireless Broadcasting Systems of Roseburg, Inc.                 Delaware             100
      Wireless Broadcasting Systems of Sacramento, Inc.               Delaware             100
      Wireless Broadcasting Systems of West Palm, Inc.                Delaware             100
         WBSWP Licensing Corporation                                  Delaware             100
      Wireless Broadcasting Systems of Yakima, Inc.                   Delaware             100
   Wireless Broadcasting Systems of Knoxville, LLC                    Delaware             100
      Cherokee Wireless of Knoxville, Inc.                            Delaware             100

Transworld Telecommunications, Inc.                                 Pennsylvania           100
   Wavepath Holdings, Inc.                                            Delaware            37.5

UCOM, Inc.                                                            Missouri             100
   Sprint Communications Company L.P.                           Delaware Partnership      34.1
      Sprint Communications Company of New Hampshire, Inc.         New Hampshire           100
      Sprint Communications Company of Virginia, Inc.                 Virginia             100
      Sprint Licensing, Inc.                                           Kansas              100
      United Telephone Company of Kansas                               Kansas                1/(9)/
      USST of Texas, Inc.                                              Texas               100
   SprintCom Equipment Company L.P.                                   Delaware              49
   Sprint Enterprises, L.P.                                     Delaware Partnership      48.9
      MinorCo, L.P.                                             Delaware Partnership        40
      PhillieCo Partners I, L.P.                                Delaware Partnership      47.1
      PhillieCo Partners II, L.P.                               Delaware Partnership      47.1
      Sprint Spectrum Holding Company, L.P.                     Delaware Partnership        40
   Sprint Global Venture, Inc.                                         Kansas             /(10)/
      SGV Corporation                                                  Kansas              100

United Telephone Company of the Carolinas                          South Carolina          100
   SC Two Company                                                      Kansas              100

United Telephone Company of Eastern Kansas                            Delaware             100
   Sprint/United Midwest Management Services Company                   Kansas               20
      United Teleservices, Inc.                                        Kansas              100

United Telephone Company of Florida                                   Florida              100
   Vista-United Telecommunications                                    Florida               49

--------------------------------------------------------------------------------

/(9)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.
/(10)/ Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                       Sprint Corporation

----------------------------------------------------------------------------------------------------------------------
                                                                                                         Ownership
                                                                                                       Interest Held
                                                                                    Jurisdiction of       By Its
                                                                                    Incorporation or     Immediate
Name                                                                                  Organization        Parent
----------------------------------------------------------------------------------------------------------------------

United Telephone Company of Indiana, Inc.                                               Indiana              100
   SC Four Company                                                                       Kansas              100

United Telephone Company of Kansas                                                       Kansas               99/(9)/
   Sprint/United Midwest Management Services Company                                     Kansas               80

United Telephone Company of New Jersey, Inc.                                           New Jersey            100

United Telephone Company of the Northwest                                                Oregon              100

United Telephone Company of Ohio                                                          Ohio               100
   SC Five Company                                                                       Kansas              100

United Telephone Company of Pennsylvania, The                                         Pennsylvania           100
   SC Six Company                                                                        Kansas              100
   United Telephone Long Distance, Inc.                                               Pennsylvania           100

United Telephone Company of Southcentral Kansas                                         Arkansas             100

United Telephone Company of Texas, Inc.                                                  Texas               100
   SC Seven Company                                                                      Kansas               50

United Telephone Company of the West                                                    Delaware             100

United Telephone-Southeast, Inc.                                                        Virginia             100
   SC Three Company                                                                      Kansas              100

US Telecom, Inc.                                                                         Kansas              100
   ASC Telecom, Inc.                                                                     Kansas              100
   LCF, Inc.                                                                           California            100
   SC Seven Company                                                                      Kansas               50
   Sprint Communications Company L.P.                                             Delaware Partnership      58.9
   SprintCom Equipment Company L.P.                                                     Delaware              51
   Sprint Enterprises, L.P.                                                       Delaware Partnership        51
   Sprint Global Venture, Inc.                                                           Kansas             /(10)/
   Sprint Iridium, Inc.                                                                  Kansas              100
   United Telecommunications, Inc.                                                      Delaware             100
   US Telecom of New Hampshire, Inc.                                                 New Hampshire           100

Utelcom, Inc.                                                                            Kansas              100
   Private TransAtlantic Telecommunications System, Inc.                                Delaware             100
      Private Trans-Atlantic Telecommunications System (N.J.), Inc.                    New Jersey            100
   Sprint Communications Company L.P.                                             Delaware Partnership       4.9
   Sprint Global Venture, Inc.                                                           Kansas             /(10)/
   Sprint International Incorporated                                                    Delaware             100
      Consortium Communications International, Inc.                                     New York             100
      Dial--The Israeli Company for International Communication Services LTD             Israel             54.4
      SIHI Mexico S. de R.L. de C.V.                                                     Mexico                1
      SprintCom Belgium BVBA                                                            Belgium               .5
      Sprint Global Venture, Inc.                                                        Kansas               86
      Sprint Hong Kong Limited                                                         Hong Kong              50/(11)/
      Sprint International do Brasil Ltda.                                               Brazil               50
      Sprint International Caribe, Inc.                                               Puerto Rico            100
      Sprint International Communications Corporation                                   Delaware             100
         Sprint Communications Company L.P.                                       Delaware Partnership       1.9
         Sprint Global Venture, Inc.                                                     Kansas               13
         Sprint International Network Company LLC                                       Delaware             100
      Sprint International Communications Italy S.r.l.                                   Italy                 1
      SprintLink Belgium BVBA                                                           Belgium               .5
      SprintLink Italy S.r.l.                                                            Italy                 1
      Sprint R.P. Telekom Sp. z o.o.                                                     Poland               50
      Sprint Telecommunications Services GmbH                                           Germany              100
      Sprint Telecommunications (UK) Limited                                            Delaware             100

Wireless Cable of Florida, Inc.                                                         Florida              100

--------------------------------------------------------------------------------

/(9)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.
/(10)/ Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1%
       of the common stock.
/(11)/ Held in trust for Sprint International Holding, Inc.